UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2005
Date of Report (Date of earliest event reported)

ESPEY MFG & ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-4383 (Commission File Number)	14-1387171 (I.R.S. Employer Identification No.)

233 Ballston Avenue, Saratoga Springs, New York 12866
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (518) 584-4100

Item 2.02 Results of Operations and Financial Condition

On February 11, 2005, Espey Mfg. & Electronics Corp. issued a press release announcing its financial results for the fiscal quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No. 99.1	Document Press Release dated February 11, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPEY MFG. & ELECTRONICS CORP. /s/ David A. O'Neil David A. O'Neil, Treasurer and Principal Financial Officer

Dated: February 15, 2005